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                                                                   Exhibit 10.18




                                     May 14, 1998

Corey Horowitz, President
CMH Capital Management Corp.
909 Third Avenue
New York, New York 10016


Dear Corey:

          This letter agreement shall confirm our agreement for CMH Capital Management Corp. ("CMH") to receive 50,339 shares of Common Stock of Network-1 Security Solutions, Inc. ("Network-1") in full satisfaction of accrued advisory fees of $200,000 due CMH from Network-1 pursuant to the letter agreement, dated January 30, 1997, between Network-1 and CMH (the "CMH Letter Agreement"). In addition, Network-1 shall have no further obligation to pay CMH monthly advisory fees in accordance with the CMH Letter Agreement.


                                   Very truly yours,

                                   Network-1 Software Technology, Inc.



                                   By: /s/ Robert Russo
                                       -------------------------
                                       Robert Russo, President


Agreed and Accepted:

CMH Capital Management Corp.


By: /s/ Corey M. Horowitz
    ----------------------------
    Corey M. Horowitz, President